UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2005


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                     001-13112                11-3129361
 ____________________________          ____________          ___________________
 (State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
         ______________________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL AGREEMENT

         On July 1, 2005, DHB Industries, Inc. (the "Company") granted David H. Brooks, the Company's Chairman and Chief Executive Officer, warrants to purchase shares of common stock of the Company pursuant to his July 1, 2000 employment agreement with the Company (the "Agreement"). Pursuant to the Agreement, the warrants have an exercise price of $1 per share, with warrants to purchase 1,500,000 shares vesting on July 1, 2005 and warrants to purchase 750,000 shares vesting on each of July 1, 2006, 2007, 2008, 2009 and 2010 if Mr. Brooks is then employed by the Company. The warrants provide for accelerated vesting in certain circumstances. To comply with federal laws on deferred compensation, the warrants shall be exercised no later than March 1 of the calendar year following the year in which the warrants vest.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

             10.10 Warrant Agreement, dated as of July 1, 2005, between the Company and David H. Brooks.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DHB INDUSTRIES, INC.


                                            By: /s/ DAWN M. SCHLEGEL
                                                ___________________________
                                                    Dawn M. Schlegel
                                                    Chief Financial Officer


Dated:  JULY 1, 2005

                                  EXHIBIT INDEX


10.10 Warrant Agreement, dated as of July 1, 2005, between the Company and David H. Brooks